SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                          Date of Report: July 25, 2002

                          ALTRIMEGA HEALTH CORPORATION
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


            NEVADA                   000-29057               87-0631750
            ------                   ---------               ----------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

 5600 BELL STREET, SUITE 111,
       AMARILLO, TEXAS                                          79106
 ----------------------------                                   -----
(Address of principal executive                               (Zip code)
           offices)

Registrant's telephone number,                             (806) 331-6398
     including area code:                                  --------------




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ITEM 7.  EXHIBITS


Exhibit 99.1 Letter of Intent, dated July 25, 2002, between Altrimega Health Corporation and Creative Holdings, Inc.

ITEM 9.  REGULATION FD DISCLOSURE

         On July 25, 2002, Altrimega Health Corporation, a Nevada corporation (the "Company"), entered into a non-binding letter of intent (the "Letter of Intent") with Creative Holdings, Inc., a South Carolina corporation ("Creative Holdings"). Pursuant to the Letter of Intent and upon the consummation of a definitive agreement, Creative Holdings will merge with and into the Company. Upon consummation of the merge and an amendment to the Company's Articles of Incorporation increasing the authorized common stock of the Company to 800,000,000 shares, Creative will receive 320,000,000 shares of the Company's common stock.





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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALTRIMEGA HEALTH CORPORATION



Date: July 25, 2002                 By: /s/ Kelley Magee
                                       -----------------------------------------
                                    Name:  Kelley Magee
                                    Its:   President and Chief Executive Officer



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